                                                                  EXHIBIT 10.106

            SECOND AMENDMENT TO CREDIT AGREEMENT, THIRD AMENDMENT TO
                          GUARANTY AGREEMENT AND WAIVER


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT, THIRD AMENDMENT TO GUARANTY AGREEMENT AND WAIVER (hereinafter, the "Agreement") is entered into as of January 26, 2001 among the Borrowers party hereto, HCR/Alterra Development, LLC, a Delaware limited liability company (the "Parent"), Alterra Healthcare Corporation, a Delaware corporation ("Alterra"), Manor Care, Inc., a Delaware corporation ("HCR"), Bank of America, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") and the Lenders party hereto. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                                    RECITALS

         WHEREAS, the Borrowers party thereto, the Parent, the Administrative Agent, The Chase Manhattan Bank, as syndication agent, Deutsche Bank AG New York and/or Cayman Islands Branches and Bank United, F.S.B., as co-agents and the Lenders are parties to that certain Credit Agreement dated as of September 30, 1999 (as amended or modified from time to time, the "Credit Agreement");

         WHEREAS, Alterra entered into that certain Guaranty Agreement dated as of September 30, 1999 in favor of the Administrative Agent, on behalf of the Lenders (as amended or modified from time to time, the "Alterra Guaranty Agreement") and HCR entered into that certain Guaranty Agreement dated as of September 30, 1999 in favor of the Administrative Agent, on behalf of the Lenders (as amended or modified from time to time, the "HCR Guaranty Agreement");

         WHEREAS, the Credit Parties acknowledge that (a) a Default currently exists under the Credit Agreement as a result of the failure of the Operative Parties to comply with the terms of Section 7.11(a) of the Credit Agreement with respect to the fiscal quarter of the Borrowers ending September 30, 2000 and (b) a Pool A Event of Default currently exists under the Credit Agreement as a result of the failure of the Operative Parties to comply with the terms of
Section 7.1(d) of the Credit Agreement with respect to the fiscal quarter of the Borrowers ending September 30, 2000 (the defaults enumerated in (a) and (b) collectively, the "Existing Defaults");

         WHEREAS, Alterra has issued 1,250,000 shares of Series A 9.75% Convertible Pay-In-Kind Preferred Stock (the "Series A Stock") and has agreed with the holders of such Series A Stock to dividend to such holders certain rights and benefits which are substantially similar and proportionate to the rights and benefits distributed to the holders of Alterra's common stock pursuant to Alterra's shareholders' rights plan (the "Shareholders' Rights Dividend");

         WHEREAS, the Credit Parties have requested that the Lenders (a) waive the Existing Defaults, (b) consent to Alterra's making the Shareholders' Rights Dividend, (c) amend certain terms of the Credit Agreement as set forth herein and (d) amend certain terms of the Alterra Guaranty Agreement as set forth herein;

         WHEREAS, the Lenders are willing to comply with the foregoing requests, based upon and subject to the terms and conditions specified in this Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Reaffirmation of Existing Debt. The Credit Parties acknowledge and confirm that (a) the Borrowers' obligations to repay the outstanding principal amount of the Loans is unconditional and not subject to any offsets, defenses or counterclaims, (b) the Administrative Agent, on behalf of the Lenders, has a valid and enforceable first priority perfected security interest in the Collateral, (c) the Administrative Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Credit Documents, and (d) by entering into this Agreement, the Administrative Agent and the Lenders do not waive or release (except as specifically provided in Section 2 and Section 3 hereof) any term or condition of the Credit Agreement or any of the other Credit Documents or any of their rights or remedies under such Credit Documents or applicable law or any of the obligations of any Credit Party thereunder.

         2. Waiver. Subject to the other terms and conditions of this Agreement, the Lenders hereby waive the Existing Defaults. Except for the waiver contained herein, this Agreement does not modify or effect the obligations of the Credit Parties to comply fully with all terms, conditions and covenants contained in the Credit Documents. The waiver contained herein is a one time waiver and is limited to the Existing Defaults, and nothing contained in this Agreement shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Credit Document or under applicable law.

         3. Consent. Subject to the other terms and conditions of this Agreement, the Lenders hereby consent to Alterra's making the Shareholders' Rights Dividend to the holders of the Series A Stock, notwithstanding the terms of Section 5.5 of the Alterra Guaranty Agreement.

         4. Amendments to the Credit Agreement.

                  (a) Debt Service. The definitions of "Debt Service" and "Debt Service Coverage Ratio" set forth in Section 1.1 of the Credit Agreement are hereby deleted in their entirety from the Credit Agreement.

                  (b) Revolving Committed Amount. The definition of "Revolving Committed Amount" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Revolving Committed Amount" means Fifty Six Million
                  Nine Hundred Seventy Seven Thousand Nine Hundred Thirty Seven Dollars and Sixty One Cents ($56,977,937.61) (as such aggregate maximum amount may be reduced from time to time as provided in Section 3.4).

                  (c) Maturity Date. The definition of "Maturity Date" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Maturity Date" means June 29, 2001.

                  (d) Stabilized Eligible Project. The definition of "Stabilized Eligible Project" set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety from the Credit Agreement.

                  (e) No Extension. Section 2.2 of the Credit Agreement is hereby deleted in its entirety and shall now read as follows:

                           2.2 [Reserved].

                  (f) Quarterly Operating Statements. Section 7.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (b) Quarterly Operating Statements. As soon as
                  available, and in any event within 30 days after the close of each fiscal quarter of the Borrowers, an operating statement for each Eligible Project, together with (i) the Occupancy Rate, as at the end of such fiscal quarter for each Eligible Project and (ii) comparative figures for the preceding fiscal quarter, all such information to be in reasonable form and detail and reasonably acceptable to the Administrative Agent accompanied by a certificate of the chief financial officer of the applicable Borrower to the effect that such quarterly operating statements fairly present in all material respects the operating results of the applicable Eligible Project.

                  (g) Officer's Certificate. Section 7.1(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           (d) Officer's Certificate. At the time of delivery of
                  the operating statements provided for in Section 7.1(b) above, a certificate of an Executive Officer of each Designated Borrower substantially in the form of Exhibit 7.1(d) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Operative Parties propose to take with respect thereto.

                  (h) Annual Business Plan and Budgets. Section 7.1(e) of the Credit Agreement is hereby deleted in its entirety and shall now read as follows:

                           (e) [Reserved].

                  (i) Insurance. Section 7.6(c)(v) of the Credit Agreement is hereby amended by deleting the reference to "Section 2.2" in Section 7.6(c)(v) of the Credit Agreement and replacing such reference with "Section 2.1".

                  (j) Financial Covenants. Schedule 7.11 of the Credit Agreement is hereby deleted in its entirety and shall now read as follows:

                           7.11 [Reserved].

                  (k) Asset Dispositions. The second and third paragraphs of
         Section 8.5 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

                           Notwithstanding the foregoing paragraph, a Borrower
                  may sell a Facility and obtain the release of the Administrative Agent's security interest, for the benefit of the Lenders, with respect to such Facility provided (i) no Default (other than a Default which the applicable Borrower is attempting to remedy by removing such Facility as Collateral in accordance with the terms of this Section 8.5) or Event of Default exists before or after giving effect to any such sale,
                  (ii) such Facility is sold pursuant to the terms and conditions of an arms-length contract for fair market value,
                  (iii) to the extent such Borrower has any Revolving Loans outstanding hereunder, the proceeds received from such disposition of such Facility are applied to prepay such Revolving Loans borrowed by such Borrower in full in accordance with Section 3.3(b)(ii) and (iv) the Borrowing Base shall continue to exceed the amount of Revolving Loans outstanding after giving effect to any such sale (to be evidenced by the delivery to the Administrative Agent prior to consummating such sale of a Borrowing Base Certificate certified by each of the chief financial officers of the Designated Borrowers to be true and correct).

                           Notwithstanding the terms of Section 8.4 and Section
                  8.5 to the contrary, the Parent and the limited partners of a Borrower may (i) sell the Capital Stock of such Borrower or
                  (ii) merge such Borrower with and into a successor entity and obtain the release of the Administrative Agent's security interest, for the benefit of the Lenders, with respect to the Facility owned by such Borrower provided (A) no Default (other than a Default which the Parent and the limited partners of the applicable Borrower are attempting to remedy by removing the Facility of such Borrower as Collateral in accordance with the terms of this Section 8.5) or Event of Default exists before or after giving effect to any such disposition of Capital Stock or merger, as applicable, (B) such Capital Stock is sold or such merger is consummated, as applicable, pursuant to the terms and conditions of an arms-length contract for fair market value, (C) to the extent such Borrower has any Revolving Loans outstanding hereunder, the proceeds received from such disposition of Capital Stock or merger, as applicable, are applied to prepay such Revolving Loans borrowed by such Borrower in accordance with Section 3.3(b)(ii) and (D) after giving effect to any such disposition of Capital Stock or merger, as applicable, the Borrowing Base shall continue to exceed the amount of Revolving Loans outstanding (to be evidenced by the delivery to the Administrative Agent prior to consummating such disposition or merger, as applicable, of a Borrowing Base Certificate certified by each of the chief financial officers of the Designated Borrowers to be true and correct).

                  (l) Events of Default. Section 9.1(a)(iii)(C) of the Credit Agreement is hereby deleted in its entirety and shall now read as follows:

                           (C) [Reserved].

                  (m) Schedule 2.1(a)(i). Schedule 2.1(a)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as provided on Schedule 2.1(a)(i) attached hereto.

                  (n) Exhibit 7.1(d). Exhibit 7.1(d) of the Credit Agreement is hereby amended and restated in its entirety to read as provided on
         Exhibit 7.1(d) attached hereto.

         5. Amendments to the Alterra Guaranty Agreement.

                  (a) Definitions. The definitions of "Debentures", "Debt Service Coverage Ratio", "EBITDA", "Equity Issuance", "Funded Indebtedness", "Interest", "Leverage Ratio", "Net Income", "Net Worth", "Rent" and "Rental Expense" set forth in Section 1.1 of the Alterra Guaranty Agreement are each hereby deleted in their entirety from the Alterra Guaranty Agreement.

                  (b) Officer's Certificate. Section 4.1(c) of the Alterra Guaranty Agreement is hereby amended and restated in its entirety to read as follows:

                           (c) Officer's Certificate. At the time of delivery of
                  the financial statements provided for in Section 4.1(a) and 4.1(b) above, a certificate of an Executive Officer of Alterra, stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Credit Parties propose to take with respect thereto.

                  (c) Financial Covenants. Section 4.9 of the Alterra Guaranty Agreement is hereby deleted in its entirety and shall now read as follows:

                  4.9 [Reserved].

                  (d) Restricted Payments. Section 5.5(i) of the Alterra Guaranty Agreement is hereby amended and restated in its entirety to read as follows:

                           (i) so long as no Default or Event of Default shall
                  have occurred or be continuing and no Default or Event of Default shall exist after giving effect thereto and subject to the terms of Section 4.1(j), Alterra may repurchase those certain convertible securities of Alterra due December 31, 2002 prior to their maturity; provided, that the aggregate consideration (including cash and non-cash consideration on a fair market value basis) paid for all such repurchases of such convertible securities does not exceed $25,000,000 in the aggregate during the term of the Credit Agreement; provided, further, however, Alterra may repurchase an additional amount of such convertible securities in an amount not exceeding $15,000,000 in the aggregate during the term of the Credit Agreement so long as Alterra finances such repurchases with net cash proceeds received by Alterra (I) as a result of financing or refinancing properties on a non-recourse basis or
                  (II) from the sale of Non-Stabilized Projects.

         6. Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions (in form and substance satisfactory to the Administrative Agent):

                  (a) The Administrative Agent shall have received executed counterparts of this Agreement duly executed by the Credit Parties, the Administrative Agent and the Required Lenders.

                  (b) The Administrative Agent shall have received an opinion (satisfactory in form and substance to the Administrative Agent) from the counsel to the Credit Parties as to authority, enforceability and such other matters as may be required by the Administrative Agent.

                  (c) Payment by the Credit Parties of all legal fees and expenses of the Administrative Agent.

                  (d) The Administrative Agent shall have received such other documents and information as it deems reasonably necessary.

         7. Miscellaneous.

                  (a) The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Agreement. Except as herein specifically agreed, the Credit Agreement and the obligations of the Credit Parties thereunder and under the other Credit Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

                  (b) Each Credit Party hereby represents and warrants as follows:

                        (i) Such Credit Party has taken all necessary action to
            authorize the execution, delivery and performance of this Agreement.

                        (ii) This Agreement has been duly executed and delivered
            by such Credit Party and constitutes each such Credit Party's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to

         (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Agreement.

                  (c) Each Operative Party hereby represents and warrants with respect to itself to the Lenders that (i) the representations and warranties of such Operative Party set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof and (ii) other than the Existing Defaults, no unwaived event has occurred and is continuing which constitutes a Default or Event of Default. Alterra hereby represents and warrants to the Lenders that (i) the representations and warranties of Alterra set forth in Section 3 of the Alterra Guaranty Agreement are true and correct as of the date hereof and (ii) no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default under the Alterra Guaranty Agreement. HCR hereby represents and warrants to the Lenders that (i) the representations and warranties of HCR set forth in Section 3 of the HCR Guaranty Agreement are true and correct as of the date hereof and
         (ii) no unwaived event has occurred and is continuing which constitutes a Default or Event of Default.

                  (d) The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Agreement, (ii) affirm all of their obligations under the Credit Documents and (iii) agree that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

                  (e) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered. Upon satisfaction of the conditions identified in Section 6 hereof, the effectiveness of this Agreement shall be retroactive to December 31, 2000.

                  (d) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:                          CLARE BRIDGE OF AKRON L.P.,
                                    a Delaware limited partnership

                                    By: HCR/Alterra Development, LLC,
                                    a Delaware limited liability company, its
                                    sole general partner


                                    By:    /s/ Douglas G. Haag
                                       ----------------------------------------
                                    Name:  Douglas G. Haag
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------


                                    By:    /s/ Mark Ohlendorf
                                       ----------------------------------------
                                    Name:  Mark Ohlendorf
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------


                                    CLARE BRIDGE OF ARLINGTON L.P.,
                                    a Delaware limited partnership

                                    By: HCR/Alterra Development, LLC,
                                    a Delaware limited liability company, its
                                    sole general partner


                                    By:    /s/ Douglas G. Haag
                                       ----------------------------------------
                                    Name:  Douglas G. Haag
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------


                                    By:    /s/ Mark Ohlendorf
                                       ----------------------------------------
                                    Name:  Mark Ohlendorf
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------

                                    CLARE BRIDGE OF BAINBRIDGE L.P.,
                                    a Delaware limited partnership

                                    By: HCR/Alterra Development, LLC,
                                    a Delaware limited liability company, its
                                    sole general partner


                                    By:    /s/ Douglas G. Haag
                                       ----------------------------------------
                                    Name:  Douglas G. Haag
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------


                                    By:    /s/ Mark Ohlendorf
                                       ----------------------------------------
                                    Name:  Mark Ohlendorf
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------


                                    CLARE BRIDGE OF BINGHAM FARMS L.P.,
                                    a Delaware limited partnership

                                    By: HCR/Alterra Development, LLC,
                                    a Delaware limited liability company, its
                                    sole general partner


                                    By:    /s/ Douglas G. Haag
                                       ----------------------------------------
                                    Name:  Douglas G. Haag
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------


                                    By:    /s/ Mark Ohlendorf
                                       ----------------------------------------
                                    Name:  Mark Ohlendorf
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------

                                    CLARE BRIDGE OF CARROLLWOOD L.P.,
                                    a Delaware limited partnership

                                    By: HCR/Alterra Development, LLC,
                                    a Delaware limited liability company, its
                                    sole general partner


                                    By:    /s/ Douglas G. Haag
                                       ----------------------------------------
                                    Name:  Douglas G. Haag
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------


                                    By:    /s/ Mark Ohlendorf
                                       ----------------------------------------
                                    Name:  Mark Ohlendorf
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------


                                    CLARE BRIDGE OF FT. MYERS L.P.,
                                    a Delaware limited partnership

                                    By: HCR/Alterra Development, LLC,
                                    a Delaware limited liability company, its
                                    sole general partner


                                    By:    /s/ Douglas G. Haag
                                       ----------------------------------------
                                    Name:  Douglas G. Haag
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------


                                    By:    /s/ Mark Ohlendorf
                                       ----------------------------------------
                                    Name:  Mark Ohlendorf
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------

                                    CLARE BRIDGE OF HOUSTON L.P.,
                                    a Delaware limited partnership

                                    By: HCR/Alterra Development, LLC,
                                    a Delaware limited liability company, its
                                    sole general partner


                                    By:    /s/ Douglas G. Haag
                                       ----------------------------------------
                                    Name:  Douglas G. Haag
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------


                                    By:    /s/ Mark Ohlendorf
                                       ----------------------------------------
                                    Name:  Mark Ohlendorf
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------


                                    CLARE BRIDGE OF JEFFERSON TOWNSHIP L.P., a Delaware limited partnership

                                    By: HCR/Alterra Development, LLC,
                                    a Delaware limited liability company, its
                                    sole general partner


                                    By:    /s/ Douglas G. Haag
                                       ----------------------------------------
                                    Name:  Douglas G. Haag
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------


                                    By:    /s/ Mark Ohlendorf
                                       ----------------------------------------
                                    Name:  Mark Ohlendorf
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------

                                    CLARE BRIDGE OF LIVONIA L.P.,
                                    a Delaware limited partnership

                                    By: HCR/Alterra Development, LLC,
                                    a Delaware limited liability company, its
                                    sole general partner


                                    By:    /s/ Douglas G. Haag
                                       ----------------------------------------
                                    Name:  Douglas G. Haag
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------


                                    By:    /s/ Mark Ohlendorf
                                       ----------------------------------------
                                    Name:  Mark Ohlendorf
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------


                                    CLARE BRIDGE OF PARMA L.P.,
                                    a Delaware limited partnership

                                    By: HCR/Alterra Development, LLC,
                                    a Delaware limited liability company, its
                                    sole general partner


                                    By:    /s/ Douglas G. Haag
                                       ----------------------------------------
                                    Name:  Douglas G. Haag
                                         --------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------


                                    By:    /s/ Mark Ohlendorf
                                       ----------------------------------------
                                    Name:  Mark Ohlendorf
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------

                                    CLARE BRIDGE OF RICHARDSON L.P.,
                                    a Delaware limited partnership

                                    By: HCR/Alterra Development, LLC,
                                    a Delaware limited liability company, its
                                    sole general partner


                                    By:    /s/ Douglas G. Haag
                                       ----------------------------------------
                                    Name:  Douglas G. Haag
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------


                                    By:    /s/ Mark Ohlendorf
                                       ----------------------------------------
                                    Name:  Mark Ohlendorf
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------


                                    CLARE BRIDGE OF TUSCAWILLA L.P.,
                                    a Delaware limited partnership

                                    By: HCR/Alterra Development, LLC,
                                    a Delaware limited liability company, its
                                    sole general partner


                                    By:    /s/ Douglas G. Haag
                                       ----------------------------------------
                                    Name:  Douglas G. Haag
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------


                                    By:    /s/ Mark Ohlendorf
                                       ----------------------------------------
                                    Name:  Mark Ohlendorf
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------

                                    CLARE BRIDGE OF WESTCHASE L.P.,
                                    a Delaware limited partnership

                                    By: HCR/Alterra Development, LLC,
                                    a Delaware limited liability company, its
                                    sole general partner


                                    By:    /s/ Douglas G. Haag
                                       ----------------------------------------
                                    Name:  Douglas G. Haag
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------


                                    By:    /s/ Mark Ohlendorf
                                       ----------------------------------------
                                    Name:  Mark Ohlendorf
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------

GUARANTORS:                         HCR/ALTERRA DEVELOPMENT, LLC,
                                    a Delaware limited liability company


                                    By:    /s/ Douglas G. Haag
                                       ----------------------------------------
                                    Name:  Douglas G. Haag
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------


                                    By:    /s/ Mark Ohlendorf
                                       ----------------------------------------
                                    Name:  Mark Ohlendorf
                                        ---------------------------------------
                                    Title: Co-Vice President
                                          -------------------------------------


                                    ALTERRA HEALTHCARE CORPORATION,
                                    a Delaware corporation


                                    By:    /s/ Mark Ohlendorf
                                       ----------------------------------------
                                    Name:  Mark Ohlendorf
                                        ---------------------------------------
                                    Title: Senior Vice President
                                          -------------------------------------


                                    MANOR CARE, INC.,
                                    a Delaware corporation


                                    By:    /s/ Douglas G. Haag
                                       ----------------------------------------
                                    Name:  Douglas G. Haag
                                        ---------------------------------------
                                    Title: Treasurer
                                          -------------------------------------

LENDERS:                            BANK OF AMERICA, N.A.,
                                    as Administrative Agent and as a Lender


                                    By:    /s/ F. Scott Singhoff
                                       ----------------------------------------
                                    Name:  F. Scott Singhoff
                                        ---------------------------------------
                                    Title: Managing Director
                                          -------------------------------------


                                    THE CHASE MANHATTAN BANK


                                    By:    /s/ Dawn Lee Lum
                                       ----------------------------------------
                                    Name:  Dawn Lee Lum
                                        ---------------------------------------
                                    Title: Vice President
                                          -------------------------------------


                                    DEUTSCHE BANK AG NEW YORK AND/OR
                                    CAYMAN ISLAND BRANCHES


                                    By:    /s/ Diane F. Rolfe
                                       ----------------------------------------
                                    Name:  Diane F. Rolfe
                                        ---------------------------------------
                                    Title: Vice President
                                          -------------------------------------


                                    BANK UNITED, F.S.B.


                                    By:      /s/
                                       ----------------------------------------
                                    Name:
                                        ---------------------------------------
                                    Title:
                                          -------------------------------------


                                    COMERICA BANK


                                    By:    /s/
                                       ----------------------------------------
                                    Name:
                                        ---------------------------------------
                                    Title:
                                          -------------------------------------

                                    NATIONAL CITY BANK


                                    By:    /s/
                                       ----------------------------------------
                                    Name:
                                        ---------------------------------------
                                    Title:
                                          -------------------------------------


                                    THE HUNTINGTON NATIONAL BANK


                                    By:    /s/ Daniel E. Crane
                                       ----------------------------------------
                                    Name:  Daniel E. Crane
                                        ---------------------------------------
                                    Title: Vice President
                                          -------------------------------------


                                    BANK OF MONTREAL


                                    By:    /s/
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


                                    THE BANK OF NEW YORK


                                    By:    /s/ Michael Flannery
                                       ----------------------------------------
                                    Name:  Michael Flannery
                                        ---------------------------------------
                                    Title: Vice President
                                          -------------------------------------